Subsequent Events (Tables) (Pro Forma)	12 Months Ended
Dec. 31, 2013
Pro Forma
Unaudited Proforma Combined Financial Information

The following unaudited pro forma combined financial information presents the Company’s results as though the Company and the incremental 50% interest in our Marcellus joint venture had occurred at January 1, 2013.

(in thousands)	Year Ended December 31, 2013 (Pro forma)
Pro forma net revenues	$179,281
Pro forma net loss	$(30,509)
Pro forma earnings per share	$(0.24)